MARKETING AGREEMENT

This Marketing Agreement (this "Agreement"), dated December 6, 2011 (the "Effective  Date"),

is   between   Time   Systems   International,   ('TSI")   located   at   142   South   Van   Brunt   Street,

Englewood,  New  Jersey  07631  and  Eclipse  Identity  Recognition  Corp.  ("EclipseIR")  located  at

15732  Los  Gatos  Boulevard,  PMB  525,  Los  Gatos,  California  95032.  TSI  and  EclipseIR  are

sometimes individually referred to as "Party" and collectively referred to as the "Parties."

WHEREAS,  TSI  and  EclipseIR  desire  to  establish  a  strategic  Marketing  Agreement  for  the

Access   Control   and   Time   and   Attendance   Markets   whereby  TSI  will   promote   EclipseIR's

products  to  specifically named  potential  distributors,  and  thereafter,  specifically  named  potential end  users  in  those  particular  Markets.  This  Agreement  may be  modified from  time to  time  in the form  of  a  written  instrument  signed  by  both  Parties  (an  "Amendment").  The  terms  of  any

Amendment  executed  during  this  Agreement  will  be  subject  to  the  terms  of  this  Agreement unless otherwise stipulated in the Amendment.

1.  SCOPE  OF  ACTIVITIES.  The Parties will undertake the activities listed in Appendix A and

B.

2.  RECORDS/AUDIT/REPORTING/TRACKING  OF  USERS/BILLING.  The  tracking  of

TSI  generated  sales  will  be  reported  to  EclipseIR  by  way  of  Purchase  Orders  and  by  copy  of

TSI's  billing  to  any  distributor  or  end  user.  TSI  shall  maintain  current,  complete,  and  accurate records  of  all  customer  transactions  pursuant  to  the  performance  of  this  Agreement.  At  any time during  the  Agreement  term,  EclipseIR  may  request  and  audit  TSI’s  invoices  that  reasonably relate to the transactions contemplated by this Agreement.

3.  LICENSES.  EclipseIR  grants to TSI a non-exclusive, non-transferable, royalty-free  license to use  EclipseIR's  trade  names,  trademarks,  logos  and  service  marks  (collectively  "Marks")  in connection with the performance of this Agreement. The Parties have  previously entered into and incorporate herein, a Confidentiality Agreement.

4.  TERM  AND  TERMINATION.  This  Agreement  will  commence  in  force  on  the  Effective

Date  and  will  continue  for  a  term  of  three  (3)  years,  unless  terminated  earlier  pursuant  to  the provisions of this Agreement. By the end of year three (3), this agreement shall be extended upon

TSI achieving the Milestones in Appendix B.

a.  Effect  of  Termination.  Termination  shall  not  relieve  either  Party  of  any  obligations incurred  prior  to  the  termination.  Upon  termination,  TSI  agrees  to  (i)  cease  all  promotions  of

EclipseIR's  services;  (ii)  cease  all  use  of  EclipseIR's  technology  and  Marks;  and  (iii)  cease making  EclipseIR's  services  available  in or  through  a  website  or  otherwise,  and  upon  request,  to promptly  destroy  or  return  all  copies  (electronic  or  written)  of  the  content,  technology,  and  any other  confidential  or  proprietary  information  in  TSI's  possession  or  control.  TSI  shall  return  the original and all adaptations or copies of EclipseIR’s software to EclipseIR or destroy them to the

satisfaction  of  EclipseIR.  Without  limiting  the  foregoing  in  any  way,  the  Parties  agree   that

following  termination,  EclipseIR  will  cease  to  make  their  products/services  available  directly  to the users shown in Appendix C  subscribing to the product/service prior to termination. EclipseIR

TSI Marketing Agreement

TSI and EclipseIR

_____________________________________________________________________________________________

shall further  offer to provide  technical support  solely to TSI for anyone listed in Appendix C and any amendment thereto at an annual rate of 10% of the initial sales price.

b.  Termination  with  Cause.  Either  party  has  a  right  to  terminate  this  Agreement  in  its entirety for  cause  by giving written  notice to  the  other  party upon  (i)  the  institution by or  against either party of  insolvency,  receivership,  or  bankruptcy proceedings,  or  any  other  proceedings  for the settlement of such party’s debts, (ii) either party making an  assignment for the benefits of any of its creditors, or (iii) either party’s dissolution or  other cessation of its then current business.

c. This section and sections 5, 6, 7, 8, 9 shall survive the termination or the expiration of this Agreement.

5. WARRANTIES; DISCLAIMER.

a.   Warranties.   Each   Party  represents   and   warrants  to   the   other   that:   i.   It   has   full

corporate  right  and  authority  to  enter  into  this  Agreement  and  to  perform  the  acts  required  of  it hereunder;

i.

The  execution  of  this  Agreement  by  such  Party  and  the  performance  by

such   Party  of   its   obligations   and  duties   hereunder  do   not  and  shall  not   violate   any  other

Agreement to which such Party is a Party or by which it  is otherwise bound;

ii.

When   executed   and   delivered   by   such   Party,   this   Agreement   shall

constitute  the  legal,  valid  and  binding  obligation  of  such  Party,  enforceable  against  such  Party according to its terms;

iii.

Such Party acknowledges that the other Party makes no representations,

warranties  or  Agreements  related  to  the  subject  matter  hereof  that  are  not  expressly  specified  in this Agreement.

6. INDEMNIFICATION.

a.  Duty  to  Indemnify.  Each  Party will  indemnify,  defend,  and  hold  each  other  harmless from  any  and  all  costs,  expenses  (including  reasonable  attorneys’  fees),  losses,  damages  or liabilities  incurred  insofar  as  costs,  expenses,  losses,  damages  or  liabilities  are  based  on  a  claim that either Parties’ Marks infringe on any intellectual property rights of a third party.

b.  Indemnification  Procedures.  The  indemnified  Party  shall  provide  the  indemnifying

Party  with  prompt  written  notice  of  any  such  claim.  The  indemnifying  Party  shall  have  sole

control   and   authority  with   respect   to   the   defense   and   settlement   of   any   such   claim.   The

indemnified  Party shall  cooperate  fully with  the  indemnifying  Party,  at  the  indemnifying Party’s sole cost and expenses, in the defense of any such claim.

TSI Marketing Agreement

TSI and EclipseIR

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7. CONFIDENTIALITY.

a.  Protection  of  Information.  The  parties  acknowledge  they  have  entered  into  a  prior

Confidentiality  Agreement  which  is  hereby  reaffirmed  and  made  a  part  herein  by  reference thereto.  Each  Party  agrees  to  retain  in  confidence  at  all  times  and  to  require  its  employees,

consultants,   professional   representatives   and   agents   to   retain   in   confidence   all   information

disclosed  by  the  other  Party.  Each  Party  shall  only  use  the  other’s  information  solely  for  the purpose  of  performing  obligations  under  this  Agreement,  and  only  disclose  the  Confidential

Information  on  a need-to-know  basis,  provided  that,  such Party shall  be  liable  for the  acts  of  any third  party  who  obtains  the  Confidential  Information  from  such  Party.  Each  Party  shall  take  all

necessary  precautions  in  handling  the  Confidential  Information   of  the  other  party  and  limit

disclosures  on  a  strict  need-to-know  basis.  Further,  the  receiving Party may disclose  information to the extent ordered to be disclosed by subpoena, other legal process or requirement of law, after first giving the disclosing Party a reasonable opportunity to contest such disclosure requirement.

EclipseIR  specifically  agrees  that  the  distributors  listed  in  Appendix  C  and  any  amendment thereto  are  TSI’s  exclusive  and  designated  prospects.  EclipseIR  shall  not  have  a  direct  business relationship  with  any  entity  listed  in  Appendix  C  during  the  performance  of  this  Agreement  or thereafter.

b.  Injunction  Relief.  Each  Party  acknowledges  and  agrees  that  any  use  or  disclosure  of

Confidential  Information  by  the  Party  in  a  manner  inconsistent  with  the   provisions  of  this

Agreement   may  cause   the   other   Party  harm   which   will   not   be   compensable  by  monetary

damages  alone  and,  accordingly,  such  other  Party  will,  in  addition  to  other  available  legal  or equitable  remedies,  be  entitled  to  seek  an  immediate  injunction  restraining  the  disclosing  Party from  committing  or  continuing  to  commit  a  breach.  A  Party  may  avail  itself  of  injunctive  relief in addition and without prejudice to any other remedies available to it.

c. Survival. This Section will survive the termination or expiration of this  Agreement.

8.  LIMITATION  OF  LIABILITY.  THE  PARTIES  AGREE  THAT  IN  NO  EVENT  SHALL

TSI   OR   ECLIPSEIR   BE    LIABLE    FOR   ANY   INDIRECT,   INCIDENTAL,    SPECIAL,

EXEMPLARY,  CONSEQUENTIAL,  PUNITIVE,  OR  OTHER   INDIRECT   DAMAGES  OF

ANY   NATURE,   FOR   ANY   REASON,   INCLUDING,   WITHOUT   LIMITATION,   THE

BREACH  OF  THIS  AGREEMENT  OR  ANY  EXPIRATION  OR  TERMINATION  OF  THIS

AGREEMENT,   WHETHER   SUCH   LIABILITY   IS   ASSERTED   ON   THE   BASIS   OF

CONTRACT,    TORT    (INCLUDING    NEGLIGENCE     OR    STRICT     LIABILITY)    OR

OTHERWISE,   EVEN   IF   IT   HAS   BEEN   ADVISED   OF   THE   POSSIBILITY   OF   SUCH

DAMAGES.  IN  NO  EVENT  WILL  EITHER  PARTY  (I)  BE  LIABLE  FOR  LOST  PROFITS

OR  LOST  BUSINESS  OPPORTUNITIES  ARISING  OUT  OF THE  TERMINATION  OF THIS

AGREEMENT;    OR    (II)    BE    LIABLE    FOR    DAMAGES    OR    ALLEGED    DAMAGES

HEREUNDER,  WHETHER  IN  CONTRACT,  TORT  OR  ANY  OTHER  LEGAL  THEORY,

THAT  EXCEED  THE  AMOUNTS  REQUIRED  TO  BE  PAID  BY  EITHER  PARTY  TO  THE

OTHER   HEREUNDER.   THE   PARTIES   FURTHER   AGREE   THAT   FOR   AMOUNTS

PAYABLE

UNDER      SECTION

6      (INDEMNIFICATION)      OR      SECTION      7

(CONFIDENTIALITY)   HEREUNDER,   EITHER   PARTY’S   TOTAL   LIABILITY   UNDER

THIS   AGREEMENT   SHALL  NOT   EXCEED   THE   SUM   OF  $5,000.   THE   FOREGOING

TSI Marketing Agreement

TSI and EclipseIR

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NOTWITHSTANDING,   AS   BETWEEN  THE  PARTIES   AND   ANY   PARTNER  AND/OR

VENDOR  OF  THE  RESPECTIVE  PARTIES,  NOTHING  IN  THIS  AGREEMENT  SHALL

CONFER     ANY     DIRECT,     INDIRECT,     INCIDENTAL,     SPECIAL,     EXEMPLARY,

CONSEQUENTIAL,  PUNITIVE  OR  OTHER  INDIRECT  DAMAGES  OF  ANY  NATURE

FOR  ANY  REASON  BY  THE  PARTIES  AGAINST  SUCH  PARTNER  AND/OR  VENDOR

USED BY THE PARTIES TO PROVIDE AND/OR SUPPORT THE PARTY’S RESPECTIVE

PRODUCTS AND/OR SERVICES.

9. MISCELLANEOUS.

a.  Notices.  All  notices  that  either  Party is  required  or  may desire  to  serve  upon  the  other

Party  shall  be  in  writing  and  addressed  to  the  Party  to  be  served  at  the  respective  addresses  set forth  herein  and  shall  be  sent  via  U.S.  Express  Mail  or  private  express  courier  service  with confirmed  receipt  and  will  be  effective  upon  receipt  at  the  addresses  listed  herein  (unless  the

Parties are notified in writing of a  change in address, in which case notice will be sent to the new address).

b.   Entire   Agreement.   This   Agreement   constitutes   the   entire   understanding   and

agreement  between the  parties  with  respect  to the  transactions  contemplated, and  supersedes  any and  all  prior  or  contemporaneous  oral  or  written  representation,  understanding,  agreement  or communication between the Parties concerning the  subject matter hereof. Neither Party is relying upon any warranties, representations, assurances, nor  inducements not expressly set forth herein.

c.  Amendments  and  Severability.  No  amendment  or  modification  of  this  Agreement,

nor  any  waiver  of  any  rights,  will  be  effective  unless  assented  to  in  writing  by  the  party  to  be charged,  and  the  waiver  of  any  breach  or  default  will  not  constitute  a  waiver  of  any  other  right hereunder or any subsequent breach or  default. In the event that any provision of this  Agreement should be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect,  the  validity,  legality  and  enforceability  of  the  remaining  provisions  contained  shall  not,

in any way, be affected or impaired thereby.

d.  Assignment.  This  Agreement  shall  be  binding  upon  and  inure  to  the  benefit  of  each

Party’s  successors  and  assigns.  Neither  Party  may  assign  this  Agreement,  in  whole  or  in  part,

without the other Party’s prior written consent; provided,  however, that the sale of any portion of the  assets  of  either  Party,  or  any  of  its  subsidiaries,  its  acquisition  by  merger  into  another company,  shall  not  be  deemed  an assignment  of  this  Agreement  by such  Party.  Provided  further,

that  the  Party  to  be  sold  or  acquired  in  accordance  with  the  previous  sentence  must  provide written  notice  to  the  other  Party  of  any  such  sale  or  acquisition  within  forty-five  (45)  calendar days  of  the  closing.  Any  attempt  to  assign  this  Agreement  other  than  in  accordance  with  this provision shall be null and void.

e.  Independent  Contractors.  The Parties to  this Agreement are independent  contractors.

Neither  Party  is  an  agent,  representative,  or  partner  of  the  other  Party.  Neither  Party  shall  have any  right,  power  or  authority  to  enter  into  any  agreement  for  or  on  behalf  of,  or  incur  any obligation  or  liability  of,  or  to  otherwise  bind,  the  other  Party.  This  Agreement  shall  not  be interpreted  or  construed  to  create  an  association,  joint  venture,  partnership,  franchise,  sales,

TSI Marketing Agreement

TSI and EclipseIR

_____________________________________________________________________________________________

representative  or  employment  relationship  between  the  Parties  or  to  impose  any  partnership obligation  or  liability  upon  either  Party.  Each  Party  shall  bear  its  own  costs  and  expenses  in performing this Agreement.

f.  Governing  Law.  This  Agreement  shall  be  construed  and  interpreted  in  accordance  to the laws of the State of California, United States of America. Any dispute, controversy, claim, or difference  arising out  of,  or  in  connection with,  or  resulting from  this  Agreement,  its  application or  interpretation,  or  a  breach  thereof,  which  cannot  be  settled  amicably  by  the  parties,  shall  be

resolved   definitively   and   exclusively   by   arbitration   under   the   Rules   of   Procedure   of   the

American  Arbitration   Association  (the  “Rules”),  then  prevailing  for  which  arbitration  shall determine location for arbitration. Arbitration shall be by a single arbitrator chosen by the  parties,

provided   that   if   the   parties   fail   to   agree   and   to   appoint   such   single   arbitrator   Marketing

Agreement  within  thirty (30)  calendar  days  after  demand  for  arbitration,  then  the  arbitrator  shall

be   chosen   in   accordance   with   the   Rules.   It   is   agreed   that   all   documentary   submissions,

presentations,  and  proceedings  shall  be  in  the  English  language.  The  decision  of  the  arbitrator shall  be  final and  binding on  the  parties,  and  judgment  upon  any award  rendered may be  entered in  any  court  having  jurisdiction  thereof.  In  any  arbitration  arising  out  of  or  related  to  this

Agreement,  the  arbitrator(s)  shall  award  to  the  prevailing  party,  if  any,  the  costs  and  attorneys’

fees   reasonably  incurred   by  the   prevailing  party  in   connection   with   the  arbitration.   If   the

arbitrator(s)   determine   a   party   to   be   the   prevailing   party   under   circumstances   where   the

prevailing  party  won  on  some  but  not  all  of  the  claims  and  counterclaims,  the  arbitrator(s)  may award  the  prevailing  party  an  appropriate  percentage  of  the  costs  and  attorneys’  fees  reasonably incurred by the prevailing party in connection with the arbitration.

g.   Foreign   Corrupt   Practices   Act.   IN   CONFORMANCE   WITH   THE   UNITED

STATES   FOREIGN   CORRUPT   PRACTICES   ACT,   TSI   SHALL   NOT   DIRECTLY   OR

INDIRECTLY   MAKE   AN   OFFER,   PAYMENT,   PROMISE   TO   PAY,   OR   AUTHORIZE

PAYMENT,  OR  OFFER  A  GIFT,  PROMISE  TO  GIVE,  OR  AUTHORIZE  THE  GIVING  OF

ANYTHING  OF  VALUE  FOR  THE  PURPOSE  OF  INFLUENCING  AN  ACT  OR  DECISION

OF  AN  OFFICIAL  OF  ANY  GOVERNMENT  (INCLUDING  A  DECISION  NOT  TO  ACT)

OR  INDUCING  SUCH  A  PERSON  TO  USE  HIS  INFLUENCE  TO  AFFECT  ANY  SUCH

GOVERNMENTAL   ACT   OR   DECISION   IN   ORDER   TO   ASSIST   DEVELOPER   IN

OBTAINING, RETAINING OR DIRECTING ANY SUCH BUSINESS.

h.  Export  Control  Restrictions  and  Compliances.  THE  PRODUCTS  AND  OTHER

ECLIPSEIR  SOFTWARE  ARE  SUBJECT  TO  THE  UNITED  STATES  EXPORT  LAWS  AND

REGULATIONS  AND  OTHER  LAWS  AND  REGULATIONS  GOVERNING  EXPORTS.  TSI

MAY   NOT   DOWNLOAD   THE   PRODUCTS   OR   OTHER   ECLIPSEIR   SOFTWARE   TO

ANOTHER  COUNTRY  WITHOUT  COMPLYING  WITH  U.S.  EXPORT  CONTROL  LAWS.

TSI  SHALL BE  SOLELY  RESPONSIBLE  FOR  CLEARING  THE  PRODUCTS  AND  OTHER

ECLIPSEIR SOFTWARE  FOR EXPORT  AND OBTAIN  ALL  NECESSARY  GOVERNMENT

APPROVALS,  CONSENTS,  LICENSES,  PROPER  DOCUMENTATIONS  OR  PERMITS  IN

ORDER  TO  OBTAIN  EXPORT  LICENSES  TO  ENABLE  TSI  TO  DOWNLOAD  AND  USE

THE   PRODUCTS,   SOFTWARE   OR   ANY   APPLICATION   AS   IT   PERTAINS   TO   THIS

AGREEMENT.  TSI  WILL  BEAR  ALL  COSTS  ASSOCIATED  WITH  OBTAINING  SUCH

GOVERNMENT    APPROVALS,    CONSENTS,    LICENSES    OR    PERMITS,    CUSTOMS

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CHARGES AND DUTY FEES, IF ANY. TSI MUST COMPLY WITH ALL DOMESTIC AND INTERNATIONAL EXPORT LAWS AND REGULATIONS THAT APPLY TO THE PRODUCTS OR OTHER ECLIPSEIR SOFTWARE. THESE LAWS INCLUDE RESTRICTIONS ON DESTINATIONS, END USERS AND END USE.

i. **Non-Exclusive Arrangement.** The Parties understand that this Agreement is not an exclusive arrangement between the Parties. The Parties agree that they are free to enter into similar transactions as set forth in this Agreement with other entities and that the Parties may directly or indirectly solicit customer referrals via other channels under terms that may differ from the terms and conditions set forth herein.

j. **Construction.** In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any provision is held invalid by a court of competent jurisdiction, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties, and the remainder of this Agreement shall remain in full force and effect. There shall be no presumption for or against either Party as a result of such Party being the principal drafter of this Agreement.

IN WITNESS WHEREOF, each of TSI and EclipseIR has caused this Agreement to be signed and delivered by its duly authorized representative.

TIME SYSTEMS INTERNATIONAL

BY: [signature] 12-16-11
Stanley Gleich, President

ECLIPSE IDENTITY RECOGNITION CORPORATION

Stephen d. Miller

BY: ______________________________
Steve Miller, CEO

TSI Marketing Agreement

TSI and EclipseIR

_____________________________________________________________________________________________

APPENDIX A

PARTY RESPONSIBILITIES & PAYMENT TERMS

Time  Systems  International  (TSI)  and  Eclipse  Identity  Recognition  Corp.  (EclipseIR)  agree  as follows:

1. TSI shall, within five (5) days of the signing of this Agreement provide EclipseIR with  a list of up  to  five  (5)  prospects  that  are  focused  specifically  on  sales  within  the  Time  and  Attendance market  and/or  Access  Control  markets  for  purposes  of  marketing  EclipseIR’s  Software  Engines

(The  Products).  The  names  and  addresses  of  these  prospects  will  be  delineated  on  Appendix  C which  will  be  attached  to  and  incorporated  into  this  Agreement.  EclipseIR  has  the  right  to  reject any of the five (5) prospects within (5) days of notice.

2.  TSI  shall  be  required  to  perform  the  specified  requirements  and  milestones  indicated  in

Appendix B which will be attached to and incorporate into this Agreement

3.  The  prospects  listed  in  Appendix  C  and  additional  prospects  added  to  Appendix  C  by  written

Agreement  of  the  Parties  are  hereby  deemed  to  be  the  exclusive  prospects/distributors  of  TSI.

EclipseIR  agrees  that  TSI will  be  the  exclusive  sales  agent  for  the  named  prospects delineated in

Appendix C.

4.  EclipseIR  agrees  to  provide  any  necessary  assistance  in  effectuating  a  sale  of  the  EclipseIR’s

Facial Recognition Software Engine (“The Product”).

5.  TSI  agrees  to  market  and  sell  the  product  to  the  distributors  and  to  TSI  designated  end  users shown in Appendix C.

6.  The  Parties  agree  the  cost  of  the  product  shall  be  $500.00  (five  hundred  dollars)  per  copy  to the designated distributors, and that TSI will pay a 25% discounted price to  EclipseIR of $350.00

(three hundred fifty dollars) per copy.

7.  The  price  to  be  paid  for  the  product  by  distributors  may,  upon  agreement  of  the  Parties,  be negotiated, but in no event shall TSI’s  cost per purchase be discounted by EclipseIR  by less than

25% of any agreed upon price.

8. The Parties agree all purchase orders and billing to the designated distributors listed on

Appendix C will be performed by TSI.

9. Activities of Time Systems International:

In  the  event  any distributor  specifically delineated  in  Appendix  C  or  as  it  may be  amended  were to  purchase  EclipseIR  or  any  of  its  assets,  TSI  shall  be  entitled  to  a  broker  fee  of  6  1/2%  of  the purchase price.

TSI Marketing Agreement

TSI and EclipseIR

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APPENDIX B

PERFORMANCE REQUIREMENTS/MILESTONES WITH COMPLETION DATES

1.  TSI  shall  be  granted  three  (3)  years  exclusivity  in  the  Time  and  Attendance  Market  and/or

Access Control Market.

2. Milestone 1: At the end of the third (3rd ) year, TSI must have achieved sales of at least fifteen thousand dollars ($15,000) or EclipseIR has the right to  terminate this Agreement.

3.  Milestone  2:  At  the  end  of  the  fourth  (4th)  year,  TSI  must  have  achieved  sales  of  at  least  one hundred  thousand  dollars  ($100,000)  within  the  calendar  year  or  EclipseIR  has  the  right  to terminate this Agreement.

4.  Milestone  3:  At  the  end  of  the  fifth  (5th)  year,  TSI  must  have  achieved  sales  of  at  least  one

hundred  thousand  dollars  ($100,000)  within  the  calendar  year.    EclipseIR  looks  forward  to

negotiate a continued relationship with TSI.

TSI Marketing Agreement

TSI and EclipseIR

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APPENDIX C

EXCLUSIVE PROSPECTS/DISTRIBUTORS OF TSI

1.   Time America / Synel

2.   Amano

3.   Kronos

4.   ADP

5.   Schlage

ADDENDUM TO MARKETING AGREEMENT BETWEEN TIME SYSTEMS INTERNATIONAL ("TSI") AND ECLIPSE IDENTITY RECOGNITION CORPORATION ("ECLIPSEIR")

This Addendum is in reference to the **Marketing Agreement** **<u>dated December 6. 2011</u>** and signed between TSI and EclipseIR.

May it be known that the undersigned parties, for good consideration, do hereby agree to make the following changes and/or additions that are outlined below. These additions shall be made valid as if they are included in the original stated Agreement.

==

Additional Prospects/Distributors to be added under Appendix C: EXCLUSIVE PROSPECTS/DISTRIBUTORS OF TSI is:

1. Anteco Security Systems which is owned by Synel;
2. 3XLogic; and
3. Tyco

==

No other terms or conditions of the above mentioned Agreement shall be negated or changed as a result of this addendum

ADDENDUM IS ACCEPTED BY THE PARTIES AND EFFECTIVE AS OF **<u>MARCH 14, 2012</u>**:

Time Systems International

Signature: [signature] Date: 3-15-12
Stanley Gleich, President

Eclipse Identity Recognition Corporation

stephen d. miller

Signature: Date: March 14th 2012

Steve Miller, CEO